UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 31, 2009

                   RURBAN FINANCIAL CORP.
(Exact name of registrant as specified in its charter)

Ohio	0-13507	34-1395608
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

             401 Clinton Street, Defiance, Ohio 43512
(Address of principal executive offices) (Zip Code)

                                    (419) 783-8950
(Registrant’s telephone number, including area code)

                                        Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 – Other Events.

On December 31, 2009, Rurbanc Data Services, Inc. (“RDSI”), a wholly-owned subsidiary of Rurban Financial Corp. (“Rurban”), filed a Form 10 Registration Statement with the Securities and Exchange Commission (the “SEC”) for registration of RDSI’s common shares under Section 12(g) of the Securities Exchange Act of 1934, as amended.  The Form 10 Registration Statement includes, as Exhibit 99.1 thereto, a preliminary copy (subject to completion) of the combined (a) information statement of Rurban relating to the contemplated spin-off of RDSI and (b) proxy statement for the special meeting of the shareholders of New Core Holdings, Inc. (“New Core”) at which the shareholders of New Core will vote on the Agreement and Plan of Merger, dated as of April 25, 2009 and amended as of December 29, 2009 (the “Merger Agreement”), by and among RDSI, NC Merger Corp. and New Core, and the merger of NC Merger Corp. with and into New Core.

As previously announced, the contemplated spin-off of RDSI would be effected through a dividend of the common shares of RDSI to the shareholders of Rurban, resulting in RDSI becoming a separate and independent public company.   It is anticipated that the previously-announced merger of RDSI and New Core will be completed immediately following the contemplated spin-off of RDSI.

Rurban currently anticipates that the spin-off would be completed in the first quarter of 2010, subject to the satisfaction of a number of conditions.  The conditions include final approval by the Rurban Board of Directors of the spin-off and its terms, the Form 10 Registration Statement becoming effective under applicable SEC laws and regulations, the successful conversion of The State Bank and Trust Company, Rurban’s banking subsidiary, to New Core’s Single Source™ software, and the satisfaction of the conditions to the merger among RDSI, NC Merger Corp. and New Core under the terms of the Merger Agreement.

Additional Information

The Form 10 Registration Statement filed by RDSI with the SEC on December 31, 2009, including the information statement/proxy statement filed as Exhibit 99.1 thereto, contains important information about Rurban, RDSI, New Core and the contemplated spin-off of RDSI from Rurban and the merger of RDSI and New Core.  WE URGE INVESTORS AND RURBAN AND NEW CORE SHAREHOLDERS TO READ CAREFULLY THE FORM 10 REGISTRATION STATEMENT, THE INFORMATION STATEMENT/PROXY STATEMENT INCLUDED AS EXHIBIT 99.1 THERETO, AND ANY AND ALL OTHER DOCUMENTS FILED BY RDSI WITH THE SEC, INCLUDING ANY AMENDMENTS OR SUPPLEMENTS ALSO FILED WITH THE SEC.  NEW CORE SHAREHOLDERS IN PARTICULAR SHOULD READ THE INFORMATION STATEMENT/PROXY STATEMENT CAREFULLY BEFORE MAKING A DECISION CONCERNING THE MERGER TRANSACTION.  Investors and shareholders may obtain a free copy of the Form 10 Registration Statement and the information statement/proxy statement — along with other filings containing information about Rurban, RDSI, New Core and the contemplated spin-off of RDSI from Rurban and the merger of RDSI and New Core — at the SEC’s website at http://www.sec.gov.   Copies of the Form 10 Registration Statement, including the information statement/proxy statement and any other exhibits and filings with the SEC incorporated by reference in such document, can also be obtained free of charge by directing a request to Rurban Financial Corp., 401 Clinton Street, Defiance, Ohio 43512; Attention: Ms. Valda Colbart, Investor Relations Officer; Telephone:  (419) 784-2759.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation, or sale is unlawful before registration or qualification of the securities under the securities laws of the jurisdiction.  The RDSI common shares to be issued to shareholders of New Core in the merger will not be registered under the Securities Act of 1933, as amended, in reliance upon an applicable exemption from registration requirements.  As a result, the RDSI common shares issued to shareholders of New Core in the merger may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

Item 9.01 – Financial Statements and Exhibits.

(a)   Not Applicable

(b)   Not Applicable

(c)   Not Applicable

(d)   Exhibits

Exhibit No.	Description

2.1
Agreement and Plan of Merger, dated as of April 25, 2009, by and among Rurbanc Data Services, Inc., NC Merger Corp. and New Core Holdings, Inc. (incorporated herein by reference to Exhibit 2.1 to the Form 10 Registration Statement filed by Rurbanc Data Services, Inc. on December 31, 2009 (the “RDSI Form 10”)).

2.2
First Amendment to Agreement and Plan of Merger, dated as of December 29, 2009, by and among Rurbanc Data Services, Inc., NC Merger Corp. and New Core Holdings, Inc. (incorporated herein by reference to Exhibit 2.2 to the RDSI Form 10).

99.1
Information Statement of Rurban Financial Corp./Proxy Statement of New Core Holdings, Inc. dated as of December 31, 2009 (subject to completion) (incorporated herein by reference to Exhibit 99.1 to the RDSI Form 10).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RURBAN FINANCIAL CORP.

Dated: December 31, 2009	By:	/s/ Duane L. Sinn
Duane L. Sinn
Executive Vice President and Chief Financial Officer